Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report of Next 1 Interactive, Inc., on Form 10-K for the year ended February 28, 2015, as filed with the Securities and Exchange Commission on the date hereof, I, William Kerby, Principal Executive Officer of Next 1 Interactive, Inc., certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Annual Report on Form 10-K for the year ended February 28, 2015, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in such Annual Report on Form 10-K for the year ended February 28, 2015, fairly presents, in all material respects, the financial condition and results of operations of Next 1 Interactive, Inc.

Date: June 16, 2015	/s/ William Kerby
William Kerby
Principal Executive Officer